                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                 HACH COMPANY
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
     5) Total fee paid:

        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
     3) Filing Party:

        ------------------------------------------------------------------------
     4) Date Filed:

        ------------------------------------------------------------------------

                                  HACH COMPANY
                              5600 Lindbergh Drive
                            Loveland, Colorado 80539

                              -------------------

                            NOTICE OF ANNUAL MEETING

To the Stockholders:

    The Annual Meeting of the Stockholders of HACH COMPANY, a Delaware corporation, will be held on Tuesday, August 29, 1995, at 2:00 p.m. local time, at the Company's facilities located at 100 Dayton Avenue, Ames, Iowa, for the following purposes:

       1.  To elect a Board of seven directors.

       2. To consider and act upon a proposal to approve the Company's 1995 Employee Stock Purchase Plan.

       3. To transact such other business as may lawfully come before the Annual Meeting or any adjournments thereof.

    The Board of Directors has fixed July 7, 1995, at the close of business, as the record date for the determination of stockholders entitled to receive notice of and to vote at this Annual Meeting, or any adjournments thereof. All stockholders are urged to attend the meeting. In order to assure the presence of a quorum, whether you expect to be present personally or not, please sign, date and mail immediately the enclosed proxy, since you have full power to revoke it at any time before it is exercised.

                                            By Order of the Board of Directors,

                                            ROBERT O. CASE, SECRETARY

July 25, 1995

                                  HACH COMPANY
                              5600 Lindbergh Drive
                            Loveland, Colorado 80539

                              -------------------

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                           To Be Held August 29, 1995

    This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Hach Company (the "Company") to be voted at the Annual Meeting of Stockholders to be held on August 29, 1995, and at any and all adjournments thereof. All proxies received pursuant to this solicitation will be voted, but stockholders who execute proxies may revoke them at any time before they are voted by giving written notice to the Secretary of the Company or by voting in person at the meeting. This proxy statement and the accompanying proxy are being first mailed to stockholders on or about July 25, 1995.

    Only stockholders of record at the close of business on July 7, 1995, will be entitled to vote at the meeting. On that date, the Company had outstanding 11,363,818 shares of common stock entitled to vote at the meeting, each share being entitled to one vote.

                                VOTING OF SHARES

    Shares voted as abstentions on any matter (or a "withhold authority to vote for" as to directors) will be counted as shares that are present and entitled to vote for purposes of determining the presence or absence of a quorum at the meeting and as unvoted, although present and entitled to vote, for purposes of determining the approval of each matter as to which the shareholder has abstained. If a broker submits a proxy that indicates the broker does not have discretionary authority as to certain shares to vote on one or more matters, those shares will be counted as shares that are present and entitled to vote for purposes of determining the presence or absence of a quorum at the meeting, but will not be considered as present and entitled to vote with respect to such matters.

    An affirmative vote of the holders of a plurality of the votes cast at the meeting is required for the election of directors. An affirmative vote of the holders of a majority of the shares present or represented at the meeting is required for the approval of each of the other matters to be voted upon.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

    The following table sets forth, as of June 30, 1995, certain information with respect to each person who is known to the Company to own beneficially more than 5% of the outstanding voting securities of the Company. This information has been furnished by such persons to the Company.

 TITLE OF                           NAME AND ADDRESS                          BENEFICIALLY     PERCENT
   CLASS                          OF BENEFICIAL OWNER                             OWNED        OF CLASS
- -----------  --------------------------------------------------------------  ---------------  ----------
Common       Kathryn Hach-Darrow ..........................................      4,632,699(1)    40.77 %
               Hach Company
               5600 Lindbergh Drive
               Loveland, Colorado 80537
Common       Lawter International, Inc. ...................................      3,157,220       27.78 %
               990 Skokie Boulevard
               Northbrook, Illinois 60062
Common       Hach Company Employee Stock ..................................        646,370(2)     5.69 %
               Ownership Plan and Trust
               Hach Company
               5600 Lindbergh Drive
               Loveland, Colorado 80537

    The following table shows the amount of voting securities of the Company beneficially owned by all officers and directors of the Company as a group (13 persons) on June 30, 1995.

 TITLE OF                                                   BENEFICIALLY    PERCENT
CLASS                                                          OWNED        OF CLASS
                                                           --------------  ----------
Common...................................................     4,995,978(3)    43.96 %

- ---------
(1) The shares listed in the table above opposite Kathryn Hach-Darrow's name include 942,882 shares held in Mrs. Hach-Darrow's name. The shares listed above also include 1,888,611 shares held by Mrs. Hach-Darrow as trustee and beneficiary of the Kathryn C. Hach Marital Trust, 95,176 shares held by
     Mrs. Hach-Darrow as the trustee and beneficiary of the Clifford C. Hach Generation Skipping Trust, and 73,635 shares held by the Clifford C. Hach Family Trust, all three of which Trusts were created under an agreement dated August 30, 1988, by Clifford C. Hach. Mrs. Hach-Darrow has the power to vote and dispose of the shares held in the Marital, Generation Skipping and Family Trusts. In addition, the shares listed above opposite Mrs. Hach-Darrow's name include 1,511,415 shares owned by C&K Enterprises, Ltd., as to which Mrs. Hach-Darrow and the Kathryn C. Hach Marital Trust have voting and investment powers, and 120,782 shares owned by the Hach Scientific Foundation, a charitable foundation. Mrs. Hach-Darrow is President and a co-trustee of the Foundation and she shares voting and investment powers  with  respect to  the  shares held  by  the  Foundation.
     Finally, the shares listed above include 198 shares which have been allocated to the account of Mrs. Hach-Darrow under the Company's Employee
     Stock Ownership Plan (the "ESOP") and which Mrs. Hach-Darrow has the right to direct the Plan trustee to vote.

(2) These shares are allocated to the accounts of the individual employees of Hach Company who are participants in the ESOP, and who have the power to vote the shares. The Trustees and the Company have investment power over the stock held in the Plan.

(3) Includes the shares listed in the table above opposite Kathryn Hach-Dar-row's name. Excludes (i) 77,446 shares held by the Company's 401(k) Plan for the individual accounts of employees other than officers and directors of the Company, (ii) 620,845 shares held by the Company's ESOP, which are allocated to the individual accounts of employees other than officers or directors of the Company, (iii) 292,969 shares referred to in footnote 3 to the table below listing the shares beneficially owned by the directors, and
     (iv) 99,047 shares held by a partnership composed of the children of Kathryn Hach-Darrow and the late Clifford C. Hach and their spouses, as to which Bruce J. Hach, the President and a Director of the Company, is a partner. If all the shares referred to in the preceding sentence were included, the shares beneficially owned by officers and directors as a group would be 6,086,285 and the percent of the class would be 53.56%.

                             ELECTION OF DIRECTORS

    At the meeting seven directors are to be elected to hold office until the next annual meeting and until their successors have been elected and qualified. It is the intention of the persons named in the enclosed form of proxy, unless the stockholder otherwise specifies therein, to vote for the election as directors of the persons named in the table below. In case any such nominee should be unavailable for any reason, the proxy holders reserve the right to substitute another person of their choice in his place. The information concerning the nominees and their security holdings has been furnished by them to the Company.

                                                                                                             COMMON STOCK
                                                                                                             BENEFICIALLY
                                                                                                               OWNED ON
                                                                                                            JUNE 30, 1995
                                                                                                    ------------------------------
                                                     PRINCIPAL OCCUPATION                DIRECTOR         NUMBER         PERCENT
           NAME                AGE                 AND OTHER DIRECTORSHIPS                 SINCE        OF SHARES        OF CLASS
- --------------------------     ---     ------------------------------------------------  ---------  ------------------  ----------
Kathryn Hach-Darrow.......     72      Chairman   of  the  Board  and  Chief  Executive    1951        4,632,699(1)(2)      40.76%
                                        Officer of  the  Company  since  August,  1988;
                                        other   executive   offices  of   the  Company,
                                        including President and Chief Operating Officer
                                        for more than the previous two years.
Bruce J. Hach.............     49      President and  Chief  Operating Officer  of  the    1987          156,833(2)(3)       1.38%
                                        Company  since August, 1988; a member of senior
                                        management of  the Company  for more  than  the
                                        previous two years.
Gary R. Dreher............     42      Vice President and Chief Financial Officer since    1994           28,334(2)(4)          *
                                        November  1994; Vice President and Treasurer of
                                        the Company from  August 1991 through  November
                                        1994;  Vice  President  and  Controller  of the
                                        Company from August, 1990 through August, 1991;
                                        Controller of the Company from September,  1985
                                        through August, 1990.
Joseph V. Schwan..........     58      Senior Vice President and General Manager, Forms    1987           16,837(2)             *
                                        Division of the Standard Register Company; Vice
                                        President,  Forms  Marketing and  Sales  of The
                                        Standard  Register  Company  (a   publicly-held
                                        manufacturer and distributor of business forms)
                                        since  August, 1991; Vice President-Forms Divi-
                                        sion of Rittenhouse, Inc., from March, 1990  to
                                        August,  1991; a member of senior management of
                                        Wallace  Computer  Services  (a   publicly-held
                                        computer  services and supply  company) for the
                                        three previous years.

                                                                                                             COMMON STOCK
                                                                                                             BENEFICIALLY
                                                                                                               OWNED ON
                                                                                                            JUNE 30, 1995
                                                                                                    ------------------------------
                                                     PRINCIPAL OCCUPATION                DIRECTOR         NUMBER         PERCENT
           NAME                AGE                 AND OTHER DIRECTORSHIPS                 SINCE        OF SHARES        OF CLASS
- --------------------------     ---     ------------------------------------------------  ---------  ------------------  ----------
Fred W. Wenninger.........     56      Independent   Businessman;   President,    Chief    1990              -0-(2)             *
                                        Executive    Officer   and   Director,   Iomega
                                        Corporation (a  publicly held  manufacturer  of
                                        removable  mass storage products for computers)
                                        from  May,  1989   until  December  31,   1993;
                                        President  of Allied Signal, Inc.'s Bendix/King
                                        Avionics division from 1986 to 1989.
John N. McConnell.........     56      Chairman and President  of Labconco  Corporation    1990            7,457(2)             *
                                        (a  laboratory  equipment  manufacturer)  since
                                        1990; President of Labconco since 1981.
Linda O. Doty.............     45      Certified Public Accountant,  partner in Doty  &    1991            8,343(2)             *
                                        Associates, Certified Public Accountants, since
                                        January  1,  1990; tax  partner with  Coopers &
                                        Lybrand for more than the previous three years.

- ------------------------
*    Less than 1%.

(1) The shares listed in the table above opposite Kathryn Hach-Darrow's name include 942,882 shares held in her name. The shares listed above also include 1,888,611 shares held by Mrs. Hach-Darrow as trustee and beneficiary of the Kathryn C. Hach Marital Trust, 95,176 shares held by
     Mrs. Hach-Darrow as the trustee and beneficiary of the Clifford C. Hach Generation Skipping Trust, and 73,635 shares held by the Clifford C. Hach Family Trust, all three of which Trusts were created under an agreement dated August 30, 1988, by Clifford C. Hach. Mrs. Hach-Darrow has the power to vote and dispose of the shares held in the Marital, Generation Skipping and Family Trusts. In addition, the shares listed above opposite Mrs. Hach-Darrow's name include 1,511,415 shares owned by C&K Enterprises, Ltd., as to which Mrs. Hach-Darrow and the Kathryn C. Hach Marital Trust have voting and investment powers, and 120,782 shares owned by the Hach Scientific Foundation, a charitable foundation. Mrs. Hach-Darrow is President and a co-trustee of the Foundation and she shares voting and investment powers with respect to the shares held by the Foundation. Finally, the shares listed above include 198 shares which have been allocated to the account of Mrs. Hach-Darrow under the Company's Employee Stock Ownership Plan and Trust (the "ESOP") and which Mrs. Hach-Darrow has the right to direct the ESOP trustee to vote.

(2) Excludes 79,951 shares owned by the Hach Company 401(k) Plan. The Company through its board of directors has the power to vote such shares. In addition, the co-trustees of the 401(k) Plan share investment power with respect to those shares. Also excludes shares of the Company's ESOP, as to which the Company through its Board of Directors, and the ESOP's co-trustees, have investment power. The co-trustees of each of the 401(k) Plan and the ESOP during fiscal year 1994 were Randall A.
     Petersen, Gary R. Dreher and Loel J. Sirovy. The ESOP as of June 30, 1995 held a total of 646,370 shares all of which were allocated to the accounts of plan participants. Shares accrued to the individual accounts of Kathryn
     Hach-Darrow, Bruce Hach and Gary Dreher are reflected in the table above and the amounts of the shares being held in said individual accounts are given in footnotes 1, 3, and 4 to the above table. See footnote 2, page 3, with reference to the power to vote ESOP shares.

(3)  Excludes  64,644  shares  held by  Robert  O.  Case and  Bruce  J.  Hach as
     co-trustees  of  eight   irrevocable  trusts   for  the   benefit  of   the
     grandchildren of Kathryn Hach-Darrow. Robert O. Case and Bruce J. Hach have shared  investment and voting powers with respect to those shares. Three of the beneficiaries of  the trusts are  the children of  Bruce J. Hach.  Also excludes 228,325 shares held in separate shares in an irrevocable trust for the  benefit of  the grandchildren  of Kathryn  Hach-Darrow by  Bank One --
     Loveland  under  an  agreement  dated   June  30,  1975,  between   Kathryn
     Hach-Darrow  and the  late Clifford C.  Hach as settlors,  and The Northern
     Trust Company, as initial trustee. The Trust is being held for the  benefit of  the grandchildren of Kathryn Hach-Darrow and the late Clifford C. Hach, three of  whom are  the children  of Bruce  J. Hach.  Also excludes  99,047
     shares   held  by  a  partnership  composed  of  the  children  of  Kathryn
     Hach-Darrow and their spouses. Includes 4,606 shares held by the ESOP which are accrued to the account of Bruce J.  Hach and which he has the right  to direct  the Plan trustee to  vote, and options to  purchase 3,333 shares of stock.

(4) Includes 3,166 shares held by the ESOP which are accrued to the account of Mr. Dreher and which he has the right to direct the Plan trustee to vote, and options to purchase 10,864 shares of stock. Excludes an additional
     643,204 shares owned by the ESOP, for which Gary R. Dreher as a co-trustee of the ESOP shares investment power.

    Kathryn Hach-Darrow may be considered to be a controlling person of the Company. Kathryn Hach-Darrow is the mother of Bruce J. Hach.

    Richard D. Vanous, 42, resigned as a Director and executive officer of the Company effective May 5, 1995. Mr. Vanous had been a director of the Company since 1992. Mr. Vanous served as Vice President, Research and Development, of the Company at the time of his resignation. Mr. Vanous beneficially owned 19,843 shares of the Company's Common Stock as of June 30, 1995. The current term of Jerry M. Churchill, 55, as a director of the Company will expire effective as of the election of directors at the 1995 Annual Meeting of Stockholders, and Mr. Churchill is not standing for re-election at this meeting. Mr. Churchill has been a director of the Company since 1990. During the last 5 years Mr. Churchill has served as an officer of the Company and currently serves as Vice President, Domestic Sales of the Company. Mr. Churchill beneficially owned 28,324 shares of the Company's common stock as of June 30, 1995. On June 7, 1995, the Board of Directors amended the By-laws of the Company, effective as of the election of directors at the 1995 Annual Meeting of Stockholders, to reduce the number of directors of the Company from nine to seven.

    The Board of Directors has an Audit Committee, an Executive Committee and a Compensation Committee, but does not have a nominating committee. The members of the Audit Committee are

Linda O. Doty and Joseph V. Schwan. There were two meetings of the Audit Committee during the last fiscal year. The Audit Committee oversees implementation of the Company's financial and accounting systems, recommends the appointment of the independent auditors for the Company and reviews the adequacy and scope of the auditor's examination.

    The Compensation Committee, which is  composed of Kathryn Hach-Darrow,  John
N. McConnell (Chairman), Joseph V. Schwan and Linda O. Doty, met on two (2) occasions during the last fiscal year. The Compensation Committee consults with management and makes recommendations to the Board of Directors as to annual compensation of, and the award of stock options to, key personnel and such other compensation matters as may be delegated to it by the Board of Directors.

    The members of the Executive Committee are Kathryn Hach-Darrow (Chairman), Bruce J. Hach and Fred J. Wenninger. The Executive Committee acts in lieu of the Board of Directors, when necessary, on matters which require the authorization of the Board of Directors and are within the Committee's powers as provided by statute, the Company's by-laws and Board resolutions. The Executive Committee did not meet during the last fiscal year.

    The Board of Directors met six times during the last fiscal year. During fiscal 1995, all incumbent directors of the Company attended at least 75% of the total number of meetings of the Board of Directors and meetings of committees of which they were members.

    The Company pays each director who is not also an officer of the Company for his services as a director at the rate of $3,750 per year, plus $750 per each board meeting attended in excess of five per year. The Company may at its option also pay $750 for each meeting of a board committee attended, provided that committee meetings held in conjunction with board meetings are not separately compensated. In addition, each director who is not an officer of the Company participates in the Company's Directors' Bonus Compensation Plan under which such directors may receive annual awards of Stock Units of up to $10,000 each, entitling them to receive payments in cash which are equal to the number of Stock Units times the price of one share of the Company's stock when they retire, die, resign or are not reelected as directors of the Company. Each year a committee of "disinterested persons" may award Stock Units under this plan. The actual number of Stock Units received by each director is determined by dividing the dollar value of the units awarded by the market value of the common stock of the Company on the date of grant. In addition, when the Company pays a dividend on its common stock, pursuant to this plan it issues Stock Units to the directors equal to the dividends which would have been paid if the Stock Units previously awarded had been shares of common stock. The Company has the right to terminate the Directors' Bonus Compensation Plan at any time. In lieu of the cash compensation payment to directors for committee meeting attendances, the Company, in its discretion, has provided such compensation in the form of awards of Stock Units under the Plan. During the fiscal year 1995, Joseph V. Schwan received $6,750 in Stock Units, Linda O. Doty received $6,500 in Stock Units, John N. McConnell received $5,500 in Stock Units, and Fred W. Wenninger received $5,000 in Stock Units. These awards were made in July, 1994 for the prior year's service and includes compensation for committee meeting attendance.

CERTAIN TRANSACTIONS AND BUSINESS RELATIONSHIPS

    See "Executive Employment Agreements" and "Compensation Committee Interlocks and Insider Participation" below for a description of certain transactions and business relationships, involving management of the Company.

               APPROVAL OF THE 1995 EMPLOYEE STOCK PURCHASE PLAN

    The Board of Directors believes that an employees stock purchase plan is in the Company's best interest and therefore recommends adoption of a new five-year plan on the terms and conditions as described below.

SUMMARY OF THE PLAN

    The following summary describes features of the Hach Company 1995 Employees Stock Purchase Plan (the "Plan"). This summary is qualified in its entirety by reference to the specific provisions of the Plan, the full text of which is set forth as Appendix A.

    The Plan, subject to approval by the stockholders, became effective as of July 1, 1995, and 500,000 shares of authorized common stock were reserved for issuance under the Plan. The Plan will have a duration of five years, subject to earlier termination by the Board of Directors.

    The Plan permits employees to purchase Hach Company common stock through payroll deductions during ten consecutive semi-annual offerings made on January 1 and July 1 of each year, beginning July 1, 1995. Eligible employees on each offering date may purchase full or fractional shares through payroll deductions of up to 10% of compensation, but no employee may be granted rights under the Plan to purchase stock with an aggregate fair market value in excess of $25,000 (determined at the effective date of the applicable offering) in any calendar year, and in no event can more than 2,000 shares of common stock be purchased in an offering period by an employee. The price an employee pays is the lesser of 85% of the market price on the first day of the applicable offering period or 85% of the market price on the last day of the applicable offering period. Shares for the Plan may be either treasury shares, shares purchased in the open market for the particular purpose, or authorized and unissued shares. Eligibility will be extended to all regular and certain other employees of the Company and of its domestic subsidiaries, as defined in the Plan, including officers of the Company subject to reporting requirements under Section 16 of the Securities Exchange Act of 1934.

NEW PLAN BENEFITS

    It is not possible to determine how many eligible employees will participate in the Plan in the future.

TAX TREATMENT

    The Plan is intended to be an Employee Stock Purchase Plan within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended. In general, under present Federal tax laws, employees who participate in the Plan will recognize no income by virtue of their participation in the Plan or upon the granting of options or the purchase of stock thereunder. Amounts set aside as payroll deductions toward the purchase of stock under the Plan will, however, constitute taxable income to the participant. Further, recognition of income for Federal income tax purposes will occur upon disposition of the stock acquired under the Plan or upon the death of a participant who has acquired Stock under the Plan. The tax treatment accorded to participants upon the disposition of their stock will depend on the length of time the stock is held.

    The following are examples of the tax treatment which may result from the disposition of stock acquired under the Plan:

        (i) If a participant does not dispose of the stock until two years have elapsed since the commencement date of the particular offering in which the stock is acquired, or if a participant dies, the lesser of:

            (a)  the  amount by  which  the market  value  of the  stock  on the commencement date of the particular offering in which the stock was acquired exceeds the option price (determined as of the commencement date), or

            (b) the amount by which the market value of the stock on the date of disposition or death exceeds the actual option price, will be treated as ordinary income to the participant in the year of the disposition or death. The amount, if any, by which the price received upon disposition of the stock exceeds the sum of the actual option price of the stock plus the ordinary income as determined above will be treated as a capital gain. Long-term capital gain is taxed to individuals at a maximum rate of 28%, while, beginning in 1993, ordinary income could be taxed at a maximum effective rate of 39.6%.

        (ii) If the participant acquires stock under the Plan and disposes of the stock within two years after the commencement date of the particular offering in which the stock was acquired, the participant will recognize both ordinary income and capital gain or loss. The amount by which the market value of the stock at the termination date of the particular offering under which the stock was acquired exceeds the option price will be taxed as ordinary income even if the stock is sold at a loss. The amount of the difference, if any, between the market value of the stock as of the termination date of the particular offering under which the stock was acquired and the price received upon disposition of the stock will be treated as long-term or short-term capital gain or loss depending on the length of time the participant has held the stock. Capital gains and losses will be realized from the sale of assets held more than one year. Long-term (but not short-term) capital gains are accorded special tax treatment through a minimum tax rate of 28%.

    The tax consequences of the disposition of stock acquired under the Plan may vary in individual cases. Federal estate and gift taxes, and state and foreign taxes may also be important to some persons. The tax consequences referred to above should be carefully observed to obtain the full benefit from the stock purchased under the Plan. Participants are encouraged to consult their personal tax advisors to assure that they obtain as much of the desired benefit as it is intended that they may receive under the Plan.

    The Plan will be administered by a committee appointed by the Board of Directors from its members or members of senior management. Members of the administrative committee will not be eligible to participate in the Plan. The Plan may be amended by the Board of Directors but may not be amended, without prior stockholder approval, to increase the number of shares, to reduce the purchase price per share, to remove the Plan's administration from a committee whose members are not eligible to participate, or to change the designation of subsidiaries eligible to participate in the Plan. The proceeds of the sale of stock and of administrative fees received under the Plan will constitute general funds of the Company and may be used by it for any purpose. The Plan provides for proportionate adjustments to reflect stock splits, stock dividends, or other changes in the capital stock.

    On July 7, 1995, Hach Company common stock closed at $13.50 on the NASDAQ National Market System.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

    The following table provides summary information concerning compensation paid by the Company to its Chief Executive Officer and each of the four other most highly compensated executive officers of the Company (hereafter referred to as the "named executive officers") for the fiscal years ended April 30, 1995, 1994 and 1993. No amounts were required to be disclosed in the "Other Annual Compensation" column under applicable United States Securities and Exchange Commission ("SEC") rules.

                           SUMMARY COMPENSATION TABLE

                                                                                        LONG TERM COMPENSATION AWARDS (2)
                                                                                  ---------------------------------------------
                                                     ANNUAL COMPENSATION           OTHER ANNUAL      SECURITIES      ALL OTHER
                                             -----------------------------------      COMPEN-        UNDERLYING       COMPEN-
NAME AND PRINCIPAL POSITION                    YEAR       SALARY        BONUS       SATION (1)         OPTIONS      SATION (3)
- -------------------------------------------  ---------  -----------  -----------  ---------------  ---------------  -----------
Kathryn Hach-Darrow                               1995  $   126,004   $       0                               0      $  18,049
  Chairman of the Board and                       1994      125,887           0         --                    0         18,041
  Chief Executive Officer                         1993      119,628           0                               0         16,984

Bruce J. Hach                                     1995  $   160,280   $       0                               0      $  17,513
  President and Chief Operating                   1994      144,028           0         --               10,000         17,059
  Officer                                         1993      139,994           0                               0         18,419

Richard D. Vanous(4)                              1995  $   132,359   $       0                               0      $  17,973
  Vice President, Research                        1994      122,822           0         --               10,000         17,510
  and Development                                 1993      112,749           0                          10,000         17,428

Jerry M. Churchill                                1995  $   119,562   $       0                               0      $  18,016
  Vice President, Domestic Sales                  1994      111,159           0         --                7,500         16,972
                                                  1993      107,544           0                           5,000         16,925

Loel J. Sirovy                                    1995  $   122,285   $       0                               0      $  18,312
  Senior Vice President, Operations               1994      111,159           0         --               10,000         16,972
                                                  1993      105,359           0                          10,000         16,379

- ------------------------
(1) The aggregate amount of perquisites and other personal benefits did not exceed the lesser of $50,000 or ten percent (10%) of the total annual salary and bonus reported for any of the named officers, and is therefore not included.

(2) No named executive officer had any restricted stock holdings as of April 30, 1995. The Company has not granted any stock appreciation rights to any named executive officer. Kathryn Hach-Darrow does not participate in the Company's stock option plans.

(3)  The amounts  reported as  "All Other  Compensation" include  the  following payments or accruals under the Company's benefit and incentive plans:
     (i)  Company  contributions during  fiscal 1995 under  the Company's Profit
          Sharing Plan (including Company contributions made pursuant to Section
          401(k) of  the  Internal  Revenue Code)  as  follows:  K.  Hach-Darrow
          $9,612,  B. Hach $7,997, R. Vanous $9,331, J. Churchill $8,513, and L.
          Sirovy $8,714. Under the Plan, all domestic full time employees of the
          Company  with  six  or  more   months  of  service  are  eligible   to
          participate.  The Company's  annual contribution  (after allocation of the matching contribution described below) is determined by the  Board
          of   Directors  and  is  proportionately  allocated  to  participants'
          accounts based on their annual compensation not in excess of $150,000.
          Participants' accounts attributable to the Company's contribution vest at the rate of 10% for each of the first four years of service and 20%
          for each of the next three  years of service. The Profit Sharing  Plan includes  a  voluntary  salary reduction  provision  as  authorized by
          Section  401(k)   of  the   Internal   Revenue  Code.   All   employee
          contributions  and any contributions by the  Company that the Board of
          Directors determines are pursuant to Section 401(k), vest immediately.
          The Plan provides for a matching  contribution in the form of  Company stock  for all  contributions by employees  with one or  more years of service in an amount of 50%  of the employee's yearly contribution  up to  a maximum of 2.0% of  the employee's yearly compensation. Matching contributions by the Company vest at the  rate of 10% for each of  the first  four years of service and 20%  for each of the next three years of service. All vested amounts allocated to the participants' accounts are distributable upon retirement at  or after age 65, termination  of employment, permanent disability or death.
     (ii) Company  contributions  during  fiscal  1995  to  the  Employee  Stock
          Ownership Plan ("ESOP")  as follows:  K. Hach-Darrow  $2,996, B.  Hach
          $3,427,  R. Vanous $2,908, J. Churchill  $2,653, and L. Sirovy $2,716.
          All domestic  full time  employees of  the Company  with six  or  more months  of  service  are  eligible to  participate  in  the  ESOP. The
          Company's annual contribution to the  ESOP is determined by the  Board of  Directors and  is proportionately  allocated to  participants' ac-
          counts based on their annual  compensation not in excess of  $150,000.
          Except  for participants' accounts transferred in 1989 from an earlier employee stock ownership plan,  which are fully vested,  participants'
          accounts  in  the  ESOP  vest at  the  rate  of 10%  for  each  of the participant's first four years of service with the Company and 20% for each of  the  participant's next  three  years of  service.  The  ESOP invests  primarily in Company stock.  All amounts in the participants'
          accounts in the ESOP are distributable upon retirement at or after age
          65, termination of employment, permanent disability or death.
     (iii) Imputed compensation  under  Group  Term  Life  Insurance  Program  as follows:  K.  Hach-Darrow $5,099,  B. Hach  $696,  R. Vanous  $400, J.
          Churchill $1,548 and L. Sirovy $1,572. The program, which is generally available to all employees, provides coverage during employment  equal to  twice salary. The above amounts of premiums paid by the Company on behalf of named executive officers under the program represent amounts imputed as compensation to such executive officers under the  Internal
          Revenue Code of 1986, as amended.
     (iv) Company  contributions during  fiscal 1995  to the  Company's Deferred
          Compensation Plan as follows:  K. Hach-Darrow $0,  B. Hach $5,000,  R.
          Vanous $5,000, J. Churchill $5,000 and L. Sirovy

          $5,000. Company contributions on behalf of eligible key employees under the Deferred Compensation Plan are determined on an annual basis in the sole discretion of the Plan's administration committee, which is appointed by the Board of Directors. The Deferred Compensation Plan also allows all eligible key employees to defer up to 25% of their base compensation and up to 100% of bonuses and certain other payments on a tax favored basis into a tax exempt trust pursuant to Internal
          Revenue Service guidelines. The employee accounts are invested by the Plan trustee in an investment fund as directed by the administration committee. The Deferred Compensation Plan is the result of March 1,
          1995  amendment  and  reconstitution  of  the  Company's  Supplemental
          Executive Benefits Plan ("SEBP"), which was first established in 1988.
          At the time of the March 1, 1995 amendment, the actuarial equivalent of the benefits that had accrued under the SEBP were transferred to employee accounts under the Deferred Compensation Plan. Internal
          Revenue Service limits on the Deferred Compensation Plan preclude in 1995 elective employee contributions of more than $9,240 or an eligible compensation base of more than $150,000 for any one employee.
          Compensation deferred under the Deferred Compensation Plan at the election of the named executives are included above in the category
          (e.g., salary, bonus) and year it would otherwise have been reported had it not been deferred.

(4)  Richard   D.  Vanous  served   as  Senior  Vice   President,  Research  and
     Development, Marketing and Sales until November 22, 1994. He served as Vice
     President, Research  and  Development  thereafter  until  he  resigned  all positions with the Company effective May 5, 1995.

STOCK OPTION GRANTS IN LAST FISCAL YEAR

    The Company maintains the 1983 Stock Option Plan and the 1993 Stock Option Plan (collectively, the "Option Plans"). The Option Plans are administered by the Compensation Committee of the Company's Board of Directors which, in its sole discretion, determines the persons from among salaried, full-time non-director employees owning less than five percent of the Company's outstanding stock to whom options, either incentive or non-incentive as defined in Section 422 of the Internal Revenue Code, will be granted and the terms and conditions of each grant within the limits imposed by the Option Plans. No stock options were granted to the named executive officers during fiscal 1995.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR, AND FISCAL YEAR END OPTION
VALUES

    The following table shows information concerning the exercise of stock options by each of the named executive officers during fiscal 1995, and the value of all remaining exercisable and unexercisable options at April 30, 1995, on a pre-tax basis.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                      NUMBER OF SECURITIES             VALUE OF UNEXERCISED
                                                                     UNDERLYING UNEXERCISED          IN-THE-MONEY OPTIONS AT
                                                                     OPTIONS AT 4/30/95 (#)               4/30/95($) (2)
                                SHARES ACQUIRED   VALUE REALIZED  -----------------------------  --------------------------------
NAME                            ON EXERCISE (#)      ($) (1)       EXERCISABLE   UNEXERCISABLE   EXERCISABLE     UNEXERCISABLE
- -----------------------------  -----------------  --------------  -------------  --------------  -----------  -------------------
Kathryn Hach-Darrow                        0        $        0              0               0     $       0        $       0
Bruce J. Hach                              0                 0          3,333           6,667             0                0
Richard D. Vanous                      2,500            14,123          9,999          10,001             0                0
Jerry M. Churchill                         0                 0          7,020           6,667         8,356                0
Loel J. Sirovy                         2,822            13,517          9,999          10,001             0                0

- ------------------------
(1)  The  value  realized  on  exercise  of  stock  options  is  calculated   by
     subtracting the exercise price from the market value of the Company's Common Stock as of the exercise date.

(2) The value of unexercised in-the-money options is equal to the market value of the Common Stock at April 30, 1995 ($16.00 per share) less the per share option exercise price multiplied by the number of exercisable or unexercisable options, as the case may be.

EXECUTIVE EMPLOYMENT AGREEMENTS

    Each of the executive officers identified below has an employment agreement with the Company which comes into effect only upon a "Change of Control" of the Company (as defined in the agreements), and thereafter provides for continued employment of such individual for a three year term (which is automatically renewed annually for one year unless either party gives six months prior written notice of termination) (the "Employment Period") at an annual compensation rate, and with such employment benefits, as in effect at the time of the commencement of the Employment Period. The agreement, once triggered, further provides that if the individual's employment is terminated by the Company (except for "cause" as defined in the agreements) or if the individual should resign under certain circumstances set forth in the agreements, the individual shall be entitled to certain payments described below. The executive officers who have employment contracts are Messrs. Hach, Sirovy, Churchill, Dreher, Peterson, Thompson and Privette, and their current annual compensation rates range from $86,000 - $155,000.

    The Board of Directors believes that the Agreements assure fair treatment of the executive officers in relation to their careers with the Company by assuring them of some financial security. The Agreements also protect the stockholders by encouraging the executive officers to continue their attention to their duties without distraction in a potentially disturbing circumstance and neutralizing any bias they might have in evaluating proposals for the acquisition of the Company.

    Upon the death of an individual, the Company is obligated to make payments to the beneficiary or representative of the deceased at a rate equal to one-half of the annual compensation rate in effect on the date of death, until the end of the term of the agreement (without reduction of any life insurance benefits payable directly to the deceased's beneficiaries or estate).

    If the individual's employment is terminated by the Company by reason of such individual's disability, the Company is obligated to pay a salary to such individual at the annual rate in effect upon termination for the remaining term of the Agreement.

    The agreements entitle an individual to resign during the Employment Period if, without his consent in any circumstance other than his disability, his office in the Company or the geographical area of his employment should be changed. Upon such resignation, the individual is entitled to a lump sum payment equal to the aggregate cash compensation (based on his annual compensation rate at the time of termination) which would have been payable to the individual over the remaining term of the agreement had it not been terminated, plus any other benefits which would have been payable to him during such period (including the fair market value of any stock options or other stock rights granted him under any stock plans of the Company).

    Each agreement includes a covenant by the individual providing that if the individual's employment terminates for any reason he will not for a period of twelve months following the termination of his employment engage directly or indirectly in any competitive business, nor will he at any time following termination use the confidential information of the Company.

                           REPORT OF THE COMPENSATION
                      COMMITTEE ON EXECUTIVE COMPENSATION

    The Compensation Committee of the Board of Directors is responsible for reviewing and recommending the compensation and other remuneration afforded the named executive officers of the Company, including the grants of stock options under the Company's Stock Option Plans. All decisions by the Compensation Committee relating to the compensation of the Company's named executive officers are reviewed and approved by the full Board.

COMPENSATION PRINCIPLES

    In carrying out its responsibilities in fiscal 1995, the Compensation Committee, as it has in prior years, considered the following:

        - Financial performance of the Company as a whole on both a long-term and short-term basis (including the increases in operating income, sales, shareholder values, and returns on assets and equity achieved by the Company in the prior fiscal year).

        - The Company's evaluation of the executive officers with respect to overall job performance, including, with respect to each individual executive officer, the financial performance of that area of the Company, if any, for which such executive officer is responsible.

        - The Company's policy and practices for compensation of employees generally.

        - Review   of  general   compensation  surveys   prepared  by  executive
          compensation consultants and available to the public.

        - Such other material information which the Compensation Committee deems appropriate in the case of any particular individual.

    The compensation paid to the named executive officers of the Company, in addition to the compensation paid pursuant to employee benefit plans, consists of an annual salary and periodic grants of stock options. Historically, and in fiscal 1995, the annual compensation paid to executive officers of the Company has not included an "at-risk" or bonus component other than quarterly performance bonus payments payable to all employees.

    In fiscal 1995, with respect to certain named executive officers, in addition to historical job performance, in determining annual salaries the Compensation Committee took into account the increased responsibilities given such executive officers in connection with promotions which became effective in fiscal 1995.

    The Committee has historically granted, or recommended the grant of, individual stock options to executive officers in order to provide an incentive to motivate and retain those individuals who are important to the Company's future success. Stock options are designated to align the interests of executives with those of shareholders, since the executives can only benefit from the options if there is price appreciation in the Common Stock after the date of grant. In April, 1993, the Company's 1983 Stock Option Plan terminated. In order to continue to have the ability to provide the long-term incentives which stock option grants provide, the Committee recommended, the Board of Directors of the Company authorized and the Company's shareholders approved at the 1994 Annual Meeting, the 1993 Stock Option Plan. The named executive officers of the Company (other than Mrs. Hach-Darrow) are eligible to receive grants under the Company's 1993 Option Plan, as recommended by the Compensation Committee and approved by the Board of Directors.

    Based on its review of the number of stock options awarded executive officers in the prior fiscal year in connection with the establishment of the 1993 Stock Option Plan, and all options currently outstanding to executive officers, the Committee determined not to grant additional stock option awards to executive officers in the current fiscal year.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

    The Compensation Committee meets without Kathryn Hach-Darrow present to evaluate her performance and to determine its recommendations to the Board of Directors with respect to her compensation as the Chief Executive Officer. Mrs. Hach-Darrow, other than by her participation in general employee benefit programs, has been compensated by the Company almost solely through her annual salary. She is not eligible to participate in the Company's Stock Option Plans.

    The Compensation Committee continues to believe that the compensation paid to Kathryn Hach-Darrow does not adequately reflect the value of Mrs. Hach-Darrow's contributions to the Company's performance and the returns recognized by the Company's shareholders and has not been competitive with the compensation paid to the chief executive officers of companies of comparable sales size in the manufacturing industry. Notwithstanding the position of the Compensation Committee, Mrs. Hach-Darrow, as she has in most prior years, again this year declined the competitive increases in her compensation recommended by the Compensation Committee. Consequently, Mrs. Hach-Darrow's fiscal 1995 salary remained at $125,000, the same amount she received in fiscal years 1993 and 1994.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M)

    Section 162(m) of the Code, enacted in 1993, generally precludes a public corporation from taking a deduction for compensation over $1 million paid to its chief executive officer and any of its four other highest-paid executive officers. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. Based on proposed regulations, any taxable compensation derived from the exercise of stock options under the Company's Stock Option Plans should be exempt from the limit on the corporate tax deduction. The Company intends to structure future performance-based compensation of its executive officers in a manner that will preserve the deductibility of compensation payments to executive officers. However, the Committee may authorize compensation which is not deductible in limited circumstances where it seems appropriate to do so in the overall best interests of the Company, and consistent with the Committee's other compensation policies described above. Based on their understanding of Section 162(m) in the context of the Company's compensation programs, the Committee considers it unlikely that the compensation level of any executive officer would exceed the deductibility limits under Section 162(m).

SUMMARY

    The Compensation Committee believes that the policies and objectives of the compensation programs at the Company serve to keep shareholder and management interests in building value closely aligned and are consistent with programs maintained by comparable industrial companies. The Corporation's senior leadership team continues to move aggressively to position the organization for global competition. Their efforts during fiscal 1995 have made the company stronger and well-positioned for world-wide opportunities.

                                          COMPENSATION COMMITTEE:

                                          John N. McConnell, Chairman
                                          Kathryn Hach-Darrow
                                          Joseph V. Schwan
                                          Linda O. Doty

PERFORMANCE GRAPH
    The following graph prepared by the Center for Research in Security Prices compares the cumulative total shareholder return on the Common Stock of the Company from April 30, 1990, through April 28, 1995, with the cumulative total shareholder return for the Standard and Poor's 500 Index and the Peer Group (as defined below) over the same period, assuming the investment of $100 on April 30, 1990 and the full reinvestment of all dividends. The companies that comprise the Company's Peer Group are as follows: Betz Laboratories, Inc.; Dionics Corporation; Ionics, Inc.; Isco, Inc.; Millipore Corporation; OI Corporation; Osmonics, Inc.; Perkin Elmer Corporation; Thermo Instrument Systems, Inc. and VWR Corporation. Peer Group investment is weighted based on the market capitalization of each individual company within the Peer Group at the beginning of each year period.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                04/30/90    04/30/91    04/30/92    04/30/93    04/30/94    04/30/95
Hach Company                          100       117.4       188.4       185.7       138.4       154.5
S&P 500 Stocks                        100       117.6         134       146.3       153.8       180.9
Self-Determined Peer Group            100       152.2       162.5       162.9       179.6       200.6

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The following directors served as members of the Compensation Committee of the Company's Board of Directors during fiscal 1995: Kathryn Hach-Darrow, John
N. McConnell, Joseph V. Schwan and Linda O. Doty.

    Kathryn Hach-Darrow is the Chief Executive Officer of the Company. Although Mrs. Hach-Darrow served on the Compensation Committee she did not participate in any decisions regarding her own compensation as an executive officer other than as described in the last sentence of the Compensation Committee's Report above.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

    The Board of Directors of the Company, acting upon the recommendation of the Audit Committee, has selected the firm of Coopers & Lybrand as independent certified public accountants of the Company and its subsidiaries for the fiscal year 1996. Coopers & Lybrand also served as independent certified public accountants during the fiscal year 1995. A representative of Coopers & Lybrand is expected to be present at the meeting and will be afforded the opportunity to make a statement if he or she desires to do so. He or she will also respond to appropriate questions raised by the stockholders.

                           1996 STOCKHOLDER PROPOSALS

    In order for stockholder proposals for the 1996 Annual Meeting of the Stockholders to be eligible for inclusion in the Company's proxy statement for such meeting, they must be received by the Company at its principal office in Loveland, Colorado prior to March 25, 1996.

                                    GENERAL

    The management knows of no other matters which may come before the meeting. However, if any other matters are properly brought before the meeting, the persons named in the endorsed proxy or their substitutes will vote in accordance with their best judgment on such matters.

    The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies by telephone or otherwise. The Company will reimburse brokers or other persons holding stock in their names or in the names of their nominees for their reasonable charges and expenses in forwarding proxies and proxy materials to the beneficial owners of such stock.

    A copy of the Company's 1995 Annual Report to the United States Securities and Exchange Commission on Form 10-K may be obtained without charge by writing to the Company at P.O. Box 389, Loveland, Colorado 80539, attention Mr. Gary R. Dreher, Vice President and Chief Financial Officer.

                                          By Order of the Board of Directors

                                          ROBERT O. CASE, SECRETARY

July 25, 1995

                                                                      APPENDIX A

                                  HACH COMPANY
                       1995 EMPLOYEE STOCK PURCHASE PLAN

    The purpose of this Plan is to provide employees a continued opportunity to purchase Hach stock through semi-annual offerings to be made during the five-year period commencing July 1, 1995. Five hundred thousand (500,000) shares of Hach stock in the aggregate have been approved for this purpose. The shares of common stock to be sold to participants under this Plan may be treasury shares, authorized unissued shares of the Corporation's $1.00 par value common stock or Plan Purchase shares as provided in Section 20 below.

    1. ADMINISTRATION. The Plan shall be administered by a Committee appointed by the Board of Directors from its members or members of senior management, consisting of at least three members. Members of the Committee shall not be eligible to participate in the Plan.

    2. ELIGIBILITY. Except as provided below, all employees of the Corporation or its domestic subsidiaries who shall have been employed for a period of 180 days preceding an offering period and whose customary employment exceeds twenty
(20) hours per week shall be eligible to participate in the Plan in accordance with such rule as may be prescribed by the Committee from time to time, which rules, however, shall neither permit nor deny participation in the Plan contrary to the requirements of the Internal Revenue Code (including, but not limited to, Section 423(b)(3), (4), (5) and (8) thereof) and the regulations promulgated thereunder. No employee may be granted an option if such employee, immediately after the option is granted, owns 5% or more of the total combined voting power or value of the stock of the Corporation or any subsidiary. For purposes of the preceding sentence, the rules of Section 424(d) of the Internal Revenue Code shall apply in determining the stock ownership of an employee, and stock that the employee may purchase under outstanding options shall be treated as stock owned by the employee.

    3. OFFERINGS. The Corporation shall make one or more six-month offerings to employees to purchase Hach stock under this Plan. Each offering period shall be six (6) months in duration, commencing on January 1 and July 1 of each year. During such offering periods (or during such portion thereof as an employee may elect to participate) the amounts received as compensation by an employee shall constitute the measure of such of the employee's participation in the offering as is based on compensation.

    4.    PARTICIPATION.   An employee  eligible  on the  effective date  of any
offering may participate in such offering at any time by completing and forwarding a payroll deduction authorization to the employee's appropriate payroll location. The form will authorize a regular payroll deduction from the employee's compensation, and must specify the date on which such deduction is to commence, which may not be retroactive. Such authorization shall be applicable to subsequent offering periods unless the employer increases or decreases the employee's payroll deduction as provided in Section 6 or withdraws from participation as provided in Section 7 below.

    5. DEDUCTIONS. The Corporation shall maintain payroll deduction accounts for all participating employees. With respect to any offering made under this Plan, an employee may authorize a payroll deduction of a whole percentage (up to a maximum of 10 %) of the compensation the employee receives during the offering period (or during such portion thereof in which the employee may elect to participate).

    No employee may be granted an option that permits his or her rights to purchase stock under this Plan, and any other stock purchase plan of the Corporation and its subsidiaries, to accrue at a rate that exceeds $25,000 of the fair market value of such stock (determined at the effective date of the applicable offering) for each calendar year in which the option is outstanding at any time.

    6. DEDUCTION CHANGES. An employee may increase or decrease the employee's payroll deduction by filing a new payroll deduction authorization at any time. The change may not become effective sooner than the next offering period after receipt of the authorization.

    7.  WITHDRAWAL.

        (a) A participating employee may withdraw payroll deductions credited to such employee's account under the Plan at any time by giving written notice to a designated representative of the Corporation no later than 7 days prior to the last day of any offering period. All of the payroll deductions credited to the employee's account will be paid to the employee promptly after receipt of such notice of withdrawal, and no further deductions will be made from such employee's pay during that Offering Period.

        (b) An employee's withdrawal will not have any effect upon such employee's eligibility to participate in any similar plan which may hereafter be adopted by the Corporation or in any subsequent Offering Period under this Plan.

    8. PURCHASE OF SHARES. Each employee participating in any offering under this Plan shall be granted an option, upon the effective date of such offering, for as many full and fractional shares of Hach stock as the participating employee may elect to purchase with up to 10% of the compensation received during the specified offering period (or during such portion thereof as the employee may elect to participate), to be paid by payroll deductions during such period.

    Notwithstanding the foregoing, in no event shall the number of shares purchased by an employee during an offering period exceed 2,000 shares.

    The purchase price for each share purchased shall be the lower of 85% of the fair market price of a share of Hach stock on the commencement date of the offering period or 85% of the fair market price of a share of Hach stock on the last day of the offering period. As of the last day of any offering period, the account of each participating employee shall be totaled, and the employee shall be deemed to have exercised an option to purchase one or more full or fractional shares at the then-applicable price; the employee's account shall be charged for the amount of the purchase; and the ownership of such share or shares shall be appropriately evidenced on the books of the Corporation. Additional shares covered by the employee's option shall be purchased in the same manner, as of the last day of each subsequent offering period. A participating employee may not purchase a share under any offering period beyond 6 months from the effective date thereof. Any balance remaining in an employee's payroll deduction account at the end of an offering period will be carried forward to the next offering period.

    9. EMPLOYEE ACCOUNTS AND CERTIFICATES. Upon purchase of one or more full or fractional shares by a Plan participant pursuant to Section 8 hereof, the Corporation shall establish a book entry account in the name of the employee to reflect the share(s) purchased at that time. Certificates shall be issued only on request for full shares. In the event a participant terminates his or her account, any fractional share held in the account will be paid to the participant in cash.

    10. REGISTRATION OF SHARES. Shares may be registered only in the name of the employee, or, if the employee so indicates on the employee's payroll deduction authorization form, in the employee's name jointly with a member of the employee's family, with right of survivorship. An employee who is a resident of a jurisdiction that does not recognize such a joint tenancy may have shares registered in the employee's name as tenant in common or as community property with a member of the employee's family, without right of survivorship.

    11.  DEFINITIONS.

        (a) The term "Corporation" or "Hach" means Hach Company, a Delaware corporation.

        (b) The term "Hach stock" means the common stock of Hach.

        (c) The phrase "fair market price" per share on any given date shall mean the closing price of the Hach stock as reported on the NASDAQ National Market System, or if on any such date the Hach stock is not quoted by any such organization, the average of the closing bid and asked prices with respect to the Hach stock as furnished by a professional market maker making a market in the Hach stock selected by the Board of Directors and if not available, the fair market value of the Hach stock as of such day as determined in good faith by the Board of Directors.

        (d) The term "subsidiary" means a subsidiary of the Corporation within the meaning of Section 424(f) of the Internal Revenue Code and the regulations promulgated thereunder.

    12. RIGHTS AS A STOCKHOLDER. None of the rights or privileges of a stockholder of the Corporation shall exist with respect to shares purchased under this Plan unless and until such shares shall have been appropriately evidenced on the books of the Corporation.

    13. RIGHTS ON RETIREMENT, DEATH OR TERMINATION OF EMPLOYMENT. In the event of a participating employee's retirement, death, or termination of employment, the employee shall be ineligible to continue to participate in the Plan, and no payroll deduction shall be taken from any pay due and owing to the employee after the pay period during which the employee became ineligible.

    14. RIGHTS NOT TRANSFERABLE. Rights under this Plan are not transferable by a participating employee other than by will or the laws of descent and distribution, and are exercisable during the employee's lifetime only by the employee.

    15. APPLICATION OF FUNDS AND ADMINISTRATIVE FEES. All funds received or held by the Corporation under this Plan may be used for any corporate purpose. The Committee may impose reasonable administrative fees on participating employees to defray the administrative costs of the Plan, which shall in no event exceed the actual administrative costs of the Plan. Initially, the fee shall be $10 per participating employee. An employee who withdraws from participation shall pay an additional administration fee should such employee elect to again participate in a subsequent offering under this Plan.

    16. ADJUSTMENTS IN CASE OF CHANGES AFFECTING HACH STOCK. In the event of a subdivision of outstanding shares, or the payment of a stock dividend, the number of shares approved for this Plan, and the share limitation set forth in
Section 8 hereof, shall be increased proportionately, and such other adjustments shall be made as may be deemed equitable by the Board of Directors. In the event of any other change affecting Hach stock, such adjustments shall be made as may be deemed equitable by the Board of Directors to give proper effect to such event.

    17. AMENDMENT OF THE PLAN. The Board of Directors may at any time, or from time to time, amend this Plan in any respect, except that, without the approval of a majority of the shares of stock of the Corporation then issued and outstanding and entitled to vote, no amendment shall be made (i) increasing the number of shares approved for this Plan (other than as provided in Section 16 hereof), (ii) decreasing the purchase price per share, (iii) withdrawing the administration of this Plan from a Committee consisting of persons not eligible to participate in the Plan, or (iv) changing the designation of subsidiaries eligible to participate in the Plan.

    18. TERMINATION OF THE PLAN. This Plan and all rights of employees under any offering hereunder shall terminate:

        (a) On the day that participating employees become entitled to purchase a number of shares equal to or greater than the number of shares remaining available for purchase. If the number of shares so purchasable is greater than the shares remaining available, the available shares shall be allocated by the Committee among such participating employees in such manner as it deems fair; or

        (b) At any time, at the discretion of the Board of Directors. No offering hereunder shall be made which shall extend beyond June 30, 2000.

    19. GOVERNMENTAL REGULATIONS. The Corporation's obligation to sell and deliver Hach stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance, or sale of such stock.

    20.  PLAN  SHARES PURCHASES.   Purchases of outstanding  shares may be  made
pursuant to and on behalf of this Plan, upon such terms as the Corporation may approve, for delivery under this Plan.

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                                     PROXY

                                  HACH COMPANY

                ANNUAL MEETING OF SHAREHOLDERS -- AUGUST 29, 1995
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoint(s) KATHRYN HACH-DARROW, BRUCE J. HACH and ROBERT O. CASE, and each of them, each with the power of substitution, as proxies and agents ("Proxy Agents"), in the name of the undersigned to represent and to vote as designated below all of the shares of Common Stock of HACH COMPANY (the "Company"), held of record by the undersigned on Friday, July 7, 1995, at the Annual Meeting of Shareholders to be held on Tuesday, August 29, 1995, and any adjournment(s) thereof, the undersigned herewith ratifying all that the said Proxy Agents may so do. The undersigned further acknowledges receipt of the Notice of Annual Meeting and the Proxy Statement in support of the Board's solicitation of proxies dated July 25, 1995.

  THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED TO THE COMPANY, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.
                                  ---

                                                     (continued on reverse side)

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

      PLEASE MARK IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. /x/
- -------------------------------------------------------------------------------
- -------------------------------------------------------------------------------

1.  ELECTION OF SEVEN DIRECTORS:
    (INSTRUCTION: To withhold authority for any individual nominee, strike a line through the nominee's name in the list below)

    Kathryn Hach-Darrow, Bruce J. Hach, Joseph V. Schwan, Fred W. Wenninger, John N. McConnell, Linda O. Doty, Gary R. Dreher

                     For all the             WITHHOLD
                   nominees listed          AUTHORITY
                  (except as marked       to vote for all
                  to the contrary).          nominees.
                              ---------------------
                                 /      /
                              ---------------------

2.  PROPOSAL TO APPROVE THE COMPANY'S 1995 EMPLOYEE STOCK PURCHASE PLAN.

                              For  Against  Abstain
                              ---------------------
                                 /      /      /
                              ---------------------


3. In their discretion, the Proxy Agents are authorized to vote upon such other business as may properly come before the meeting.



    PLEASE DATE AND SIGN exactly as name(s) appears hereon and return promptly in the accompanying postpaid envelope. If shares are held by joint tenants or as community property, both shareholders should sign.

Dated:____________________________________________________________________,1995

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                                  (Signature)

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                                  (Signature)


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